Capital Group Core Equity ETF
Investment portfolio
February 28, 2023
unaudited
Common stocks 94.56% Information technology 22.07%	Shares	Value (000)
Microsoft Corp.	175,499	$43,773
Broadcom, Inc.	57,225	34,008
Mastercard, Inc., Class A	37,833	13,442
Apple, Inc.	52,505	7,740
Visa, Inc., Class A	31,611	6,953
Fidelity National Information Services, Inc.	86,120	5,457
ASML Holding NV	8,742	5,400
Accenture PLC, Class A	19,541	5,189
Automatic Data Processing, Inc.	21,104	4,639
Taiwan Semiconductor Manufacturing Company, Ltd.	276,000	4,629
Applied Materials, Inc.	39,796	4,622
Micron Technology, Inc.	73,231	4,234
Concentrix Corp.	23,669	3,239
Global Payments, Inc.	26,621	2,987
FleetCor Technologies, Inc.[1]	13,639	2,929
GoDaddy, Inc., Class A1	37,429	2,834
ServiceNow, Inc.[1]	6,357	2,747
QUALCOMM, Inc.	18,313	2,262
		157,084
Industrials 15.58%
Raytheon Technologies Corp.	166,181	16,301
General Electric Co.	182,568	15,465
Carrier Global Corp.	177,217	7,980
TFI International, Inc.	65,282	7,967
Northrop Grumman Corp.	14,466	6,714
General Dynamics Corp.	27,159	6,190
Old Dominion Freight Line, Inc.	13,941	4,730
Waste Connections, Inc.	34,271	4,590
United Rentals, Inc.	9,325	4,369
TransDigm Group, Inc.	5,812	4,323
BWX Technologies, Inc.	64,459	3,939
L3Harris Technologies, Inc.	16,504	3,485
Norfolk Southern Corp.	14,661	3,296
Airbus SE, non-registered shares	22,568	2,960
Equifax, Inc.	13,927	2,821
Woodward, Inc.	28,299	2,802
Air Lease Corp., Class A	64,583	2,795
United Airlines Holdings, Inc.[1]	50,912	2,645
Waste Management, Inc.	17,029	2,550
Lockheed Martin Corp.	3,512	1,666
ITT, Inc.	18,306	1,664
Safran SA	11,238	1,592
		110,844
Capital Group Core Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Health care 12.63%	Shares	Value (000)
UnitedHealth Group, Inc.	38,501	$18,324
Abbott Laboratories	152,872	15,550
AbbVie, Inc.	82,590	12,711
Novo Nordisk A/S, Class B	52,243	7,396
Humana, Inc.	11,164	5,527
GE HealthCare Technologies, Inc.[1]	67,212	5,108
Thermo Fisher Scientific, Inc.	8,744	4,737
AstraZeneca PLC	34,670	4,537
Danaher Corp.	17,415	4,311
Bristol-Myers Squibb Company	51,654	3,562
Seagen, Inc.[1]	16,518	2,968
PerkinElmer, Inc.	22,604	2,816
Pfizer, Inc.	57,782	2,344
		89,891
Consumer discretionary 9.47%
Amazon.com, Inc.[1]	156,328	14,731
Royal Caribbean Cruises, Ltd.[1]	77,596	5,481
Hilton Worldwide Holdings, Inc.	33,833	4,889
General Motors Company	125,935	4,879
Wyndham Hotels & Resorts, Inc.	60,186	4,636
Dollar Tree Stores, Inc.[1]	29,793	4,328
D.R. Horton, Inc.	45,503	4,208
Home Depot, Inc.	13,244	3,927
Starbucks Corp.	36,427	3,719
InterContinental Hotels Group PLC	45,580	3,074
Chipotle Mexican Grill, Inc.[1]	1,911	2,850
Lear Corp.	18,438	2,575
NIKE, Inc., Class B	20,349	2,417
Burlington Stores, Inc.[1]	10,194	2,184
Kering SA	3,075	1,805
Dollar General Corp.	7,679	1,661
		67,364
Financials 8.12%
JPMorgan Chase & Co.	94,914	13,606
Marsh & McLennan Companies, Inc.	37,396	6,063
Chubb, Ltd.	28,512	6,017
Arthur J. Gallagher & Co.	28,427	5,326
Nasdaq, Inc.	87,517	4,906
BlackRock, Inc.	6,109	4,212
State Street Corp.	34,909	3,096
Morgan Stanley	31,587	3,048
Webster Financial Corp.	54,066	2,872
B3 SA-Brasil, Bolsa, Balcao	1,287,285	2,594
Moody’s Corp.	8,903	2,583
Aon PLC, Class A	5,815	1,768
Blue Owl Capital, Inc., Class A	139,444	1,721
		57,812
Communication services 7.91%
Alphabet, Inc., Class A1	92,006	8,286
Alphabet, Inc., Class C1	89,158	8,051
Netflix, Inc.[1]	40,259	12,969
Comcast Corp., Class A	314,602	11,694
Capital Group Core Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Meta Platforms, Inc., Class A1	55,343	$9,682
Charter Communications, Inc., Class A1	8,710	3,202
Electronic Arts, Inc.	21,386	2,372
		56,256
Consumer staples 5.36%
Philip Morris International, Inc.	159,151	15,485
British American Tobacco PLC	238,111	9,003
Keurig Dr Pepper, Inc.	151,273	5,226
Molson Coors Beverage Company, Class B, restricted voting shares	62,258	3,312
General Mills, Inc.	38,002	3,022
Anheuser-Busch InBev SA/NV	34,299	2,076
		38,124
Energy 5.09%
Chevron Corp.	55,506	8,924
Canadian Natural Resources, Ltd. (CAD denominated)	143,790	8,126
ConocoPhillips	72,186	7,460
Baker Hughes Co., Class A	187,762	5,746
TC Energy Corp. (CAD denominated)	59,774	2,379
TC Energy Corp.	47,836	1,904
Equitrans Midstream Corp.	283,050	1,707
		36,246
Materials 3.36%
Linde PLC	19,275	6,715
LyondellBasell Industries NV	44,190	4,242
Albemarle Corp.	14,780	3,759
Freeport-McMoRan, Inc.	73,252	3,001
Corteva, Inc.	38,485	2,397
ATI, Inc.[1]	48,146	1,957
Vale SA (ADR), ordinary nominative shares	112,245	1,834
		23,905
Utilities 3.20%
PG&E Corp.[1]	464,780	7,260
Edison International	76,709	5,079
Sempra Energy	21,746	3,261
CenterPoint Energy, Inc.	93,028	2,588
Constellation Energy Corp.	32,666	2,446
AES Corp.	87,326	2,155
		22,789
Real estate 1.77%
VICI Properties, Inc. REIT	259,329	8,695
Equinix, Inc. REIT	5,714	3,933
		12,628
Total common stocks (cost: $650,273,000)		672,943
Capital Group Core Equity ETF — Page 3 of 6

unaudited
Short-term securities 5.64% Money market investments 5.64%	Shares	Value (000)
Capital Group Central Cash Fund 4.66%[2,3]	401,842	$40,184
Total short-term securities (cost: $40,177,000)		40,184
Total investment securities 100.20% (cost: $690,450,000)		713,127
Other assets less liabilities (0.20)%		(1,455)
Net assets 100.00%		$711,672
Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 2/28/2023 (000)	Dividend income (000)
Short-term securities 5.64%
Money market investments 5.64%
Capital Group Central Cash Fund 4.66%[2]	$8,939	$67,123	$35,883	$(2)	$7	$40,184	$695
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 28, 2023.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2023, all of the fund’s investments were classified as Level 1.
Capital Group Core Equity ETF — Page 5 of 6

unaudited
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP3-301-0423O-S89735	Capital Group Core Equity ETF — Page 6 of 6